POWER OF ATTORNEY
                         -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TOUCHSTONE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and DONALD J. WUEBBLING, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of April, 2006.


                                       /s/ Richard L. Brenan
                                       -------------------------
                                       RICHARD L. BRENAN
                                       Trustee

STATE OF OHIO               )
                            ) ss:
COUNTY OF HAMILTON          )

         On the 7th day of April, 2006, personally appeared before me, RICHARD L. BRENAN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 7th day of April, 2006.


                                          /s/ Frank L. Newbauer
                                         ------------------------------------
                                          Notary Public

                         POWER OF ATTORNEY
                         -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TOUCHSTONE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and DONALD J. WUEBBLING, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of April, 2006.


                                       /s/ John F. Barrett
                                       -------------------------
                                       JOHN F. BARRETT
                                       Trustee

STATE OF OHIO               )
                            ) ss:
COUNTY OF HAMILTON          )

         On the 7th day of April, 2006, personally appeared before me, JOHN F. BARRETT, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 7th day of April, 2006.


                                          /s/ Linda L. Baker
                                         ------------------------------------
                                          Notary Public

                         POWER OF ATTORNEY
                         -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TOUCHSTONE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and DONALD J. WUEBBLING, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of April, 2006.


                                       /s/ Phillip R. Cox
                                       -------------------------
                                       PHILLIP R. COX
                                       Trustee

STATE OF OHIO               )
                            ) ss:
COUNTY OF HAMILTON          )

         On the 7th day of April, 2006, personally appeared before me, PHILLIP R. COX, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 7th day of April, 2006.


                                          /s/ John Wolf
                                         ------------------------------------
                                          Notary Public

                         POWER OF ATTORNEY
                         -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TOUCHSTONE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and DONALD J. WUEBBLING, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of April, 2006.


                                       /s/ H. Jerome Lerner
                                       -------------------------
                                       H. JEROME LERNER
                                       Trustee

STATE OF OHIO               )
                            ) ss:
COUNTY OF HAMILTON          )

         On the 7th day of April, 2006, personally appeared before me,
H. JEROME LERNER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 7th day of April, 2006.


                                          /s/ Frank L. Newbauer
                                         ------------------------------------
                                          Notary Public

                         POWER OF ATTORNEY
                         -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TOUCHSTONE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and DONALD J. WUEBBLING, and each of them, her attorneys for her and in her name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 7th day of April, 2006.


                                       /s/ Jill T. McGruder
                                       -------------------------
                                       JILL T. MCGRUDER
                                       Trustee

STATE OF OHIO               )
                            ) ss:
COUNTY OF HAMILTON          )

         On the 7th day of April, 2006, personally appeared before me, JILL T. MCGRUDER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 7th day of April, 2006.


                                          /s/ Frank L. Newbauer
                                         ------------------------------------
                                          Notary Public

                         POWER OF ATTORNEY
                         -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TOUCHSTONE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and DONALD J. WUEBBLING, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of April, 2006.


                                       /s/ Donald C. Siekmann
                                       -------------------------
                                       DONALD C. SIEKMANN
                                       Trustee

STATE OF OHIO               )
                            ) ss:
COUNTY OF HAMILTON          )

         On the 7th day of April, 2006, personally appeared before me, DONALD C. SIEKMANN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 7th day of April, 2006.


                                          /s/ Frank L. Newbauer
                                         ------------------------------------
                                          Notary Public

                         POWER OF ATTORNEY
                         -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TOUCHSTONE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and DONALD J. WUEBBLING, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of April, 2006.


                                       /s/ Robert E. Stautberg
                                       -------------------------
                                       ROBERET E. STAUTBERG
                                       Trustee

STATE OF OHIO               )
                            ) ss:
COUNTY OF HAMILTON          )

         On the 7th day of April, 2006, personally appeared before me, ROBERT E. STAUTBERG, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 7th day of April, 2006.


                                          /s/ Diane M. Siefert
                                         ------------------------------------
                                          Notary Public

                          POWER OF ATTORNEY
                         -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TOUCHSTONE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and DONALD J. WUEBBLING, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of April, 2006.


                                       /s/ John P. Zanotti
                                       -------------------------
                                       JOHN P. ZANOTTI
                                       Trustee

STATE OF OHIO               )
                            ) ss:
COUNTY OF HAMILTON          )

         On the 7th day of April, 2006, personally appeared before me, JOHN P. ZANOTTI, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 7th day of April, 2006.


                                          /s/ Frank L. Newbauer
                                         ------------------------------------
                                          Notary Public